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                                                                   EXHIBIT 10.17

                                NEUROMETRIX, INC.

                NON-STATUTORY STOCK OPTION AGREEMENT (1998 PLAN)

     NeuroMetrix, Inc., a Delaware corporation (the "Company") hereby grants to Shai N. Gozani, M.D., Ph.D. presently of 187 Mason Terrace, Brookline, Massachusetts (the "Grantee"), an option (the "Option") to purchase 1,500,000 shares of the Company's Common Stock, pursuant to the Company's 1998 Equity Incentive Plan, as amended (the "Plan"), a copy of which is attached hereto and is incorporated herein in its entirety by this reference. The Grantee hereby accepts the Option granted subject to the terms and provisions set forth in the Plan and the following additional terms and provisions:

     1.   The Option is a non-statutory stock option.

     2. The price at which shares of Common Stock may be purchased pursuant to the Option is $1.50 per share, unless the Company consummates an initial public offering of its Common Stock on or before December 31, 2004 ("IPO") in which the offering price per share is greater than $1.50 (equitably adjusted in the event of any stock split, stock dividend, combination, reclassification, recapitalization, reorganization or other similar event), in which case the applicable purchase price shall be the IPO price per share. The price and the number of shares are also subject to adjustment as provided in the Plan.

     3. (a) No portion of this Option may be exercised until such portion shall have become exercisable. Subject to the provisions of Sections (c), (d) and (e) hereof, the Option shall become exercisable according to the following schedule: (i) prior to the first anniversary of the Vesting Start Date (as defined below), the Option may not be exercised; and (ii) commencing on the first anniversary of the Vesting Start Date, the Option will be exercisable to the extent of one sixteenth (1/16th) of the total number of shares covered hereby for each full calendar quarter following the Vesting Start Date that Grantee has been employed by the Company, or a subsidiary of the Company, less the number of shares as to which this Option has been previously exercised. On any given date, the portion of the Option that is then exercisable is referred to as the "Vested Amount." Notwithstanding any of the other provisions of the Option, no portion of the Option may be exercised after the tenth anniversary of the Vesting Start Date (the "Expiration Date"). The "Vesting Start Date" is June 21, 2004.

          (b) The Option may be exercised to the extent of the Vested Amount at any time on or before the Expiration Date, regardless of whether the Grantee's employment with the Company and its subsidiaries has terminated for any reason.

          (c) If a Sale (as defined in the Employment Agreement, dated as of June 21, 2004, by and between the Grantee and the Company (the "Employment Agreement")) occurs within one year of the Vesting Start Date and prior to the termination of the Grantee's employment with the Company and all of its subsidiaries, then, subject to the consummation of the Sale, the Vested Amount will equal one-half of the total number of shares covered hereby. If a Sale occurs on or after the first anniversary of the Vesting Start Date and prior to the termination of the Grantee's employment with the Company and all of its subsidiaries, then,

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subject to the consummation of the Sale, the Vested Amount will be increased by one-fourth of the total number of shares covered hereby, provided that the Vested Amount will not exceed the total number of shares covered hereby, less the number of shares as to which this Option has been previously exercised.

          (d) If the Company terminates the Grantee without Cause (as defined in the Employment Agreement) or if the Grantee terminates his employment due to a Deemed Termination Event (as defined in the Employment Agreement) at any time after the date hereof, then the Vested Amount will equal one-fourth of the total number of shares covered hereby plus an additional one sixteenth (1/16th) of the total number of shares covered hereby for each full calendar quarter following the Vesting Start Date that Grantee has been employed by the Company, or a subsidiary of the Company, less the number of shares as to which this Option has been previously exercised; provided that the Vested Amount may not exceed the total number of shares covered hereby, less the number of shares as to which this Option has been previously exercised.

          (e) If (i) the Company terminates the Grantee without Cause, (ii) the Grantee terminates his employment due to a Deemed Termination Event, or (iii) the Grantee is terminated as a result of his death or Disability (as defined in the Employment Agreement), and a Sale occurs within nine months after the effective date of a termination described in (i), (ii) or (iii) above, then, subject to the consummation of the Sale, the Option will become fully exercisable for the total number of shares covered hereby, less the number of shares as to which the Option has been previously exercised.

          (f) If the Company terminates the Grantee for Cause or the Grantee terminates the Employment Agreement other than due to a Deemed Termination Event, then the Option will immediately expire with respect to all shares other than the Vested Amount on the date of termination.

     WARNING: THE OPTION EXERCISE PERIOD MAY BE CUT SHORT IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY. SEE SECTION 11.4 OF THE PLAN.

     4. The Option shall not be exercisable unless either (a) a registration statement under the Securities Act of 1933, as amended, with respect to the Option and the shares to be issued on the exercise thereof shall have become, and continue to be, effective, or (b) the Grantee (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, at the time of exercising the Option, that he or she is acquiring the shares for his or her own account, for investment and not with a view to or in connection with any distribution, (ii) shall have agreed to restrictions on transfer in form and substance satisfactory to the Company and (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions on the certificate(s) representing the shares.

     SHARES ISSUED UPON EXERCISE OF THE OPTION WILL BE SUBJECT TO ALL RESTRICTIONS ON TRANSFER IMPOSED BY THE COMPANY'S CERTIFICATE OF

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INCORPORATION, AS AMENDED, OR BY LAWS, AS AMENDED, BY STOCKHOLDERS AGREEMENT
OR BY APPLICABLE STATE OR FEDERAL SECURITIES LAWS.

     5. The Option may be exercised, subject to such conditions as the Company's Board of Directors may require in accordance with the Plan, by the giving of written notice, by certified or registered mail, to the Company's Treasurer at its principal place of business of the election to purchase shares pursuant hereto, which notice shall specify the number of shares to be so purchased, accompanied by full payment for the shares purchased, together with any tax or excise due in respect of issue of such shares, in cash, by certified or bank cashier's check or by assigning and surrendering to the Company shares of Common Stock which have been owned by the Grantee for at least six months prior to the date of assignment, with the Fair Market Value (as defined in the Plan) of those shares being credited by the Company against payment of the applicable option exercise price.

     6. Notwithstanding anything to the contrary contained herein, no shares shall be issued to the Grantee pursuant to the Option until the Company and the Grantee have made appropriate arrangements for the withholding of applicable income taxes, if any, attributable to the exercise of the Option with respect to such shares, and the Company may require the Grantee to make a cash payment to the Company in the amount of such taxes required to be withheld.

     7. In the event the Company proposes an initial public offering of any of its equity securities pursuant to a registration statement under the Securities Act (whether for its own account or the account of others), and if requested in writing by the Company and an underwriter of the proposed offering of common stock or other securities of the Company to sign any "Lock-Up Agreement (the "Lock-Up Agreement"), the Grantee shall agree to sign the Lock-Up Agreement whereby he or she shall not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, to the public in open market transactions, any Shares or other equity securities of the Company acquired upon exercise of this Option and held by such Grantee during whatever time period is requested by the Company and the underwriter for restrictions on trading or transfer (the "Lock-Up Period") following the effective date of the registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period. Such Lock-Up Period shall not exceed 180 days in length.

     THE OPTION IS NOT TRANSFERABLE BY THE GRANTEE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION AND, DURING THE LIFETIME OF THE GRANTEE, MAY BE EXERCISED ONLY BY THE GRANTEE.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of June 21, 2004.

                                   NEUROMETRIX, INC.


                                   By: /s/ Nicholas J. Alessi
                                      -----------------------
                                       Authorized Signature

                                   ACCEPTED:


                                   /s/ Shai N. Gozani
                                   ------------------
                                   Shai N. Gozani, M.D., Ph.D., Grantee

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                                NEUROMETRIX, INC.

                           1998 EQUITY INCENTIVE PLAN

                              OPTION EXERCISE FORM

TO:       Treasurer, NEUROMETRIX, INC.

FROM:     ____________________________

     I elect to exercise my option to purchase shares of NEUROMETRIX, INC., common stock as follows:

     Date of Option Grant: _____________

     Exercise Price: $_____________ per share

     Number of Shares to be Purchased: _____________________

     Total Exercise Price Enclosed (Cash or Check): $________________________

     Total Number of Shares Enclosed for Transfer: ________________________

     Full payment, in cash, certified check, bank cashier's check or shares of Common Stock that have been owned by me for at least six months (duly enclosed for transfer or together with instruments of transfer), for the shares I am electing to purchase is enclosed with this notice. I understand that issuance of the purchased shares may be conditioned on my payment of any tax or excise due thereon and on fulfillment of requirements specified in Section 6 of the Stock Option Agreement between NEUROMETRIX, INC., and me.


                                                --------------------------------
                                                Optionholder's Signature

                                                Date:
                                                      --------------------------

Received by:


-----------------------------------

Date:
      -----------------------------

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